UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   2/18/2009

CITIZENS FIRST CORPORATION
(Exact name of registrant as specified in its charter)

Kentucky 333-67435 61-0912615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Ashley Street, Bowling Green, Kentucky 42103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (270) 393-0700

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d) Departure of Directors or Principal Officers: Election of Directors: Appointment of Principal Officers.

On February 18, 2009, the Board of Directors of Citizens First Corporation (the “Company”) appointed Amy Milliken and John Taylor as directors of the Company and of Citizens First Bank, Inc.  Ms. Milliken resides in Bowling Green, Kentucky, and is the Warren County Kentucky County Attorney.  Ms. Milliken will be serving on the Compensation Committee and on the Governance Committee of the Board of directors of the Company.  Mr. Taylor resides in Glasgow, Kentucky and is a CPA and is owner/ partner of Taylor Polson & Company, a certified publc accounting firm.   Mr. Taylor will be serving on the Audit Committee and the Loan Committee of the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION
(Registrant)
By: /s/ Mary D. Cohron Mary D. Cohron
President and Chief Executive Officer

Date: February 23, 2009

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